Norway Acquisition - Schedule of sale of the subsidiary (Details) - Norway Acquisition [Member]	May 10, 2021 USD ($)	May 31, 2018 NOK (kr)	May 31, 2018 USD ($)
Current assets
Cash and equivalents	$ 37,254
Amounts receivable and prepaids	878
Total assets	38,132
Current liabilities
Accounts payable and accrued liabilities	82,540
Loans payable	3,326,867	kr 20,915,000	$ 2,559,599
Total liabilities	3,409,407
Net Assets	$ (3,371,275)